UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2026

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Neumann Way, Evendale, OH	45215
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (513) 243-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01	Regulation FD Disclosure.

In connection with the announcement described below under Item 8.01, General Electric Company, operating as GE Aerospace (the “Company”), posted an investor presentation to its investor website. Copies of the investor presentation and related press release are furnished as Exhibits 99.1 and 99.2, respectively.

The information provided pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 8.01	Other Events.

On September 8, 2026, the Company issued a press release announcing the entry into an agreement to acquire Consolidated Precision Products (“CPP”), a leading manufacturer of highly engineered castings, for a cash purchase price of $11.75 billion, subject to closing adjustments. The transaction is expected to close in the second half of 2027 and is subject to regulatory approvals and other customary closing conditions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibits 99.1 and 99.2 are being furnished as part of this report.

Exhibit	Description
99.1	Investor presentation, dated September 8, 2026, issued by GE Aerospace.
99.2	Press release, dated September 8, 2026, issued by GE Aerospace.
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

This document and the exhibits hereto contain "forward-looking statements"—that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. Uncertainties related to this transaction, including expected timing and structure, the ability of the parties to satisfy regulatory and other closing conditions and the expected benefits of the transaction, or other matters as described in our SEC filings may cause our actual future results to be materially different than those expressed in our forward-looking statements; see our annual report on Form 10-K and quarterly reports on Form 10-Q for additional details. We do not undertake to update our forward-looking statements. This document and the exhibits hereto also include certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: September 8, 2026	/s/ Brandon Smith
Brandon Smith Vice President, Chief Corporate, Securities & Finance Counsel